Telephone and Data Systems, Inc.

                $150,000,000 Medium-Term Notes, Series C
                  Due From Nine Months to Thirty Years
                           From Date of Issue

                        Selling Agency Agreement


                                                     April 21, 1994
                                                   New York, New York


    Salomon Brothers Inc
    Seven World Trade Center
    New York, New York  10048

    Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    World Financial Center - North Tower
    New York, New York  10281

    Dear Sirs:

         Telephone and Data Systems, Inc., an Iowa corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $150,000,000 aggregate principal amount of its Medium-Term Notes, Series C,
    Due from Nine Months to Thirty Years from Date of Issue (the "Notes"). The Notes will be issued under an indenture (the "Indenture") dated as of February 1, 1991, between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee"). Unless otherwise specifically provided for and set forth in a Pricing Supplement (as defined below), the Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will have the interest rates, maturities and, if appropriate, other terms set forth in such Pricing Supplement. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures") (unless a Terms Agreement (as defined in Section 2 (b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such
    Terms Agreement). The Procedures may be amended only by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you"
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    shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

         1.  Representations and Warranties.  The Company represents
             ------------------------------
    and warrants to, and agrees with, you as set forth below in this
    Section 1. Certain terms used in this Section 1 are defined in paragraph (e) hereof.

              (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File
         Number: 33-68456), including a basic prospectus, which has become effective, for the registration under the Act of $300,000,000 aggregate offering price of debt securities (the "Securities"), including the Notes, and a basic prospectus for the registration under the Act of common shares. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of Basic Prospectus relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement (each a "Pricing Supplement") specifying the interest rates, maturity dates and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof.

              (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of any Terms Agreement and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not

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         misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations
         ------------------
         or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any of you specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

              (c) As of the time any Notes are issued and sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

              (d) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus (exclusive of any supplement thereto).

              (e) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date, as modified by the form of the basic prospectus relating to the Securities dated the date hereof. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such

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         rules under the Act.  Any reference herein to the
         Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

              (f)  Except as described in "Item 3. Legal Proceedings
         - LaStar Application" in the Company's Annual Report on Form 10-K for the year ended December 31, 1993, the Company and its subsidiaries hold all material permits, licenses, franchises and rights with respect to the foregoing necessary for the present conduct of their respective businesses without any known conflict with the rights of others, and, with the foregoing exception, no action or proceeding is pending, or, to the knowledge of such counsel after due inquiry, threatened, to suspend, revoke or modify any thereof, which action or proceeding, if adversely determined, will materially and adversely affect the business, earnings, properties or condition (financial or otherwise) of the Company and its subsidiaries, considered on a consolidated basis.

              (g) No material default exists, and no event has occurred which, with notice or after the lapse of time to cure or both, would constitute a material default in the due performance and observance of any term, covenant or condition contained in (i) any material indenture, mortgage, deed of trust, loan agreement, guaranty, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of them or their respective properties is subject; or (ii) any material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound, which default might materially adversely affect the business, earnings, properties or condition (financial or otherwise) of the Company and its subsidiaries, considered on a consolidated basis.

         2.  Appointment of Agents; Solicitation by the Agents of
             ----------------------------------------------------
    Offers to Purchase; Sales of Notes to a Purchaser.  (a)  Subject
    -------------------------------------------------

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    to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

         On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

         The Company reserves the right, in its sole discretion, to instruct either or both of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, such Agent or Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised it or them that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company.
    Such commission shall be payable as specified in the Procedures.

         Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in
    -----------------
    effect the Company shall not solicit offers to purchase Notes through any agent other than an Agent. The Company may accept an offer to purchase Notes through an agent other than an Agent, provided that (i) the Company did not solicit such offer, (ii)
    --------
    the Company and such agent execute an agreement with respect to such purchase having terms and conditions (including, without limitation, commission rates) with respect to such purchase

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    identical to the terms and conditions that would apply to such purchase under this Agreement if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement), (iii) such agreement shall not provide for further offers or purchases and
    (iv) the Company shall provide the Agents with a copy of such agreement promptly following such purchase.

         (b) Subject to the terms and conditions stated herein, whenever the Company and any Agent determines that the Company shall sell Notes directly to such Agent as Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and, unless otherwise agreed by the Company and such Agent, any supplemental agreement relating to such sale between the Company and the Purchaser. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement." Any such oral Terms Agreement shall be confirmed promptly in a writing substantially in the form of Exhibit B, and any such written Terms Agreement shall be substantially in the form of Exhibit B. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers, and the letter from the Company's independent public accountants, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(m).

         The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

         Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

         Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical

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    maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

         3.  Offering and Sale of Notes.  Each Agent and the Company
             --------------------------
    agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

         4.  Agreements.  The Company agrees with you that:
             ----------

              (a) Prior to the termination of the offering of the Notes (which shall include the resale by the Purchasers of Notes purchased pursuant to Terms Agreements), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed thereby and will provide evidence satisfactory to you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b),
         (ii) when, prior to the termination of any offering of the Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

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              (b)  If, at any time when a prospectus relating to the
         Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this
         Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and
         (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement, are reasonably satisfactory in all material respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

              (c) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, on or prior to the date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained or to be contained in such announcement. The Company also will furnish to each of you copies of all other press releases or announcements made by it to the general public. The Company will immediately notify each of you of any downgrading in the rating of the Notes or any other debt securities of the Company, or any proposal to downgrade the rating of the Notes or any other debt securities of the Company, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), as soon as the

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         Company learns of any such downgrading or proposal to
         downgrade.

              (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of
         Section 11(a) of the Act and Rule 158 under the Act.

              (e) The Company will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

              (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

              (g) The Company shall furnish to each of you such information, documents, certificates of officers of the Company and opinions of counsel for the Company customarily furnished in connection with Medium-Term Note programs of the nature contemplated herein, relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

              (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and any Terms Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that the Company requests to rate the Notes, (ii) reimburse each of you on a

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         monthly basis for all out-of-pocket expenses (including
         without limitation advertising expenses) incurred by you in connection with this Agreement, to the extent such expenses have been authorized by the Company and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

              (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of payment for the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statement.

              (j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

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              (k)  Each time that the Registration Statement or the
         Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in
         Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

              (l) Each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if the Registration
                      -----------------
         Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an

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         accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items.

              (m) During the period, if any, specified in any Terms Agreement (or if no such period is specified, for five business days following the date of such Terms Agreement), the Company shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities, including Notes, with terms substantially similar to those of the Notes being purchased pursuant to such Terms Agreement, other than borrowings under its revolving credit agreements and lines of credit and issuances of its commercial paper.

         5.  Conditions to the Obligations of the Agents.  The
             -------------------------------------------
    obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

              (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

              (b) The Company shall have furnished to each Agent the opinion of Sidley & Austin, counsel for the Company, dated the Execution Time to the effect that:

                   (i)  (a) each of the Company, TDS
              Telecommunications Corporation, a Delaware corporation, United States Cellular Corporation, a Delaware corporation, and American Paging, Inc., a Delaware corporation, (each a "Principal Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is incorporated, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus,
              (b) the Company, United States Cellular Corporation and American Paging, Inc. are duly qualified to do business and are in good standing as foreign corporations in Illinois and (c) nothing has come to such counsel's attention that causes them to believe that either the Company or any Principal Subsidiary is not duly qualified to do business as a foreign corporation or is not in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and where the failure so to qualify would have a material adverse effect on the Company and its subsidiaries considered as a whole;

                   (ii) all the outstanding shares of capital stock of each Principal Subsidiary which are identified in the Prospectus or in the prospectus of American Paging, Inc. dated February 9, 1994 (the "API Prospectus") as being owned by the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus or in the API Prospectus, to such counsel's knowledge, such shares constitute all of the outstanding shares of capital stock of each Principal Subsidiary, and certificates representing such shares are registered in the name of and are in the possession of the Company, free and clear of any perfected security interest and, to such counsel's knowledge, except as otherwise set forth in the Prospectus or the API Prospectus, any other security interests, claims, liens or encumbrances;

                   (iii)  the Company's authorized equity
              capitalization is as set forth in the Prospectus; and the Notes conform in all material respects to the description thereof contained in the Prospectus (subject to the insertion in the Notes of the maturity dates, the interest rates and other similar terms thereof which will be described in supplements to the Prospectus as contemplated by the last sentence of
              Section 1(a) of this Agreement);

                   (iv) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law));

                   (v) to such counsel's knowledge, (a) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Prospectus which is not adequately disclosed,
              (b) there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit which is not described or filed as required and (c) the statements included or incorporated in the Prospectus describing any statutes, decrees or proceedings before or actions taken by courts or commissions or material contracts or agreements relating to the Company fairly summarize such matters;

                   (vi)  the Registration Statement has become
              effective under the Act; any required filings of the Basic Prospectus and of the Prospectus (including the Basic Prospectus dated April 21, 1994) pursuant to
              Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein and the Form T-1 of Statement of Eligibility of the Trustee under the Trust Indenture Act (the "Form T-1"), as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement (other than the financial statements and other financial and statistical information contained therein and the Form

              T-1, as to which such counsel need express no belief), at the Effective Date or at the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no belief), at the date hereof, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                   (viii) no consent, approval, authorization or order of any governmental agency or body or, to our knowledge, any court, is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Notes as contemplated by this Agreement;

                   (ix) the execution and delivery of the Indenture, the issue and sale of the Notes, the consummation of any other of the transactions contemplated by this Agreement and the fulfillment of the terms thereof will not conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Principal Subsidiaries; and

                   (x)  to such counsel's knowledge, except as
              disclosed in the Prospectus (including documents incorporated therein by reference), no holder of securities of the Company has rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California, Illinois or New York, the District of Columbia or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

              (c) Each Agent shall have received from Mayer, Brown & Platt, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

              (d) The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman or the President and by the principal financial or principal accounting officer of the Company, dated the Execution Time, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                   (i) the representations and warranties of the
              Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

                   (ii) no stop order suspending the effectiveness of
              the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                   (iii) since the date of the most recent financial
              statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, considered on a consolidated basis, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus (exclusive of any supplement thereto).

              (e) At the Execution Time, Arthur Andersen & Co. shall have furnished to each Agent a letter or letters (which may refer to letters previously delivered to the Agents), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                   (i) in their opinion the audited financial
              statements, financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                   (ii) on the basis of a reading of the latest
              unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                        (1)  any unaudited financial statements
                   included or incorporated in the Registration
                   Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                        (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated long-term debt of the Company and its subsidiaries or decreases in the common stockholders' consolidated equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total operating revenues or in operating income, or in income before interest and income tax or in net income, or in earnings per common share of the Company and its subsidiaries on a consolidated basis, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Agents; or

                        (3)  the amounts included in any unaudited
                   "capsule" information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                   (iii) they have performed certain other specified
              procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                   (iv) if unaudited pro forma financial statements
              are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

              References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

              (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

              If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile transmission subsequently confirmed in writing.

              The documents required to be delivered by this Section 5 shall be delivered at the office of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois, on the date hereof.

              6.  Conditions to the Obligations of a Purchaser.  The
                  --------------------------------------------
    obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

              (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall then be threatened.

              (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement), (ii) the opinion of Sidley & Austin, counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) at the expense of the party specified in the Terms Agreement, the opinion of Mayer, Brown & Platt, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(c), and (iv) letter of Arthur Andersen & Co., independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e).

              (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

              If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the appropriate Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile transmission subsequently confirmed in writing.

              7.  Right of Person Who Agreed to Purchase to Refuse to
                  ---------------------------------------------------
    Purchase.  (a)  The Company agrees that any person who has agreed
    --------
    to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such
    Note if, at the Closing Date therefor, any condition set forth in
    Section 5 shall not have been satisfied.

         (b) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such
    Note if, subsequent to the agreement to purchase such Note, any change, condition or development specified in any of Sections 9(b)(i) and (ii) shall have occurred (with the judgment of the Agent which presented the offer to purchase such Note being substituted for any judgment of a purchaser required therein) the effect of which is, in the judgment of the Agent which presented the offer to purchase such Note, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this Section 7(b) and Section 9(b)).

              8.  Indemnification and Contribution.  (a) The Company
                  --------------------------------
    agrees to indemnify and hold harmless each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the
                                 -----------------
    Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of you specifically for inclusion therein, and (ii) such indemnity with respect to any preliminary Prospectus (or, if the Prospectus has been supplemented and you have been provided copies of such Prospectus as supplemented a reasonable period of time prior to being required by the Act to deliver such Prospectus as supplemented, with respect to the Prospectus) shall not inure to the benefit of any of you, (or any person controlling any of you) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as so supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any preliminary Prospectus (or, if so supplemented and provided, in the Prospectus) was corrected in the Prospectus (or the Prospectus as so supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

              (b) Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to any of you furnished to the Company by or on behalf of any of you specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, and under the heading "Plan of Distribution", of the Prospectus Supplement constitute the only information furnished in writing by any of you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

              (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such
           -----------------
    action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by you in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

              (d) In the event that the indemnity provided for in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each of you agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by each of you from the offering of the Notes from which such Losses arise; provided, however, that
                                            -----------------
    in no case shall any of you be responsible for any amount in excess of the commissions received by such of you in connection with the sale of the Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and each of you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of each of you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by each of you shall be deemed to be equal to the total commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or any of you. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act or the Exchange Act and each director, officer, employee and agent of any of you shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

              9.  Termination.  (a)  This Agreement will continue in
                  -----------
    effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or any of you insofar as this Agreement relates to such of you, giving written notice of such termination to each of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h),
    Section 8 and Section 10.

         (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the

    Company prior to delivery of any payment for any Note to be purchased thereunder, if prior to such time (i) there shall have occurred, subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries considered on a consolidated basis, the effect of which is, in the judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of such Note, (ii) there shall have been, subsequent to the agreement to purchase such Note, any decrease in the rating of any of the Company's debt securities by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S & P") or either Moody's or S & P shall publicly announce that it has any of such debt securities under consideration for possible downgrade, (iii) trading in the Company's Common Stock shall have been suspended by the Commission or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (iv) a banking moratorium shall have been declared either by Federal or New York State authorities, or (v) there shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes or to enforce contracts for the sale of such Notes.

              10.  Representations and Indemnities to Survive.  The
                   ------------------------------------------
    respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement an Agent shall own any Notes purchased pursuant to a Terms Agreement with the intention of selling them, the provisions of
    Section 4 shall remain in effect until such Notes are resold.

              11.  Notices.  All communications hereunder will be in
                   -------
    writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to each of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 30 North LaSalle Street, Chicago, Illinois 60602, attention of the Chairman (with a copy to its Treasurer and to Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, attention of Michael G. Hron.

              12.  Successors.  This Agreement will inure to the
                   ----------
    benefit of and be binding upon the parties hereto, their respective successors, the officers and directors and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to purchase Notes, and no other person will have any right or obligation hereunder.

              13.  Applicable Law.  This Agreement will be governed
                   --------------
    by and construed in accordance with the laws of the State of New
    York.

              If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                  Very truly yours,

                                  TELEPHONE AND DATA SYSTEMS, INC.


                                  By: /c/ LeRoy T. Carlson, Jr.
                                      --------------------------------------
                                      Title: President & CEO


    The foregoing Agreement is
    hereby confirmed and accepted
    as of the date hereof.

    SALOMON BROTHERS INC



    By: /c/ Pamela Kendall
        -------------------------------
        Title: Vice President

    MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



    By: /c/ Jon M. Knight
        -------------------------------
        Authorized Signatory

                                                           SCHEDULE I



    Commissions:
    -----------

              The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

                        Term                     Commission Rate
                        ----                     ---------------

    From 9 months to less than one year               .125%
    From 1 year to less than 18 months                .150%
    From 18 months to less than 2 years               .200%
    From 2 years to less than 3 years                 .250%
    From 3 years to less than 4 years                 .350%
    From 4 years to less than 5 years                 .450%
    From 5 years to less than 6 years                 .500%
    From 6 years to less than 7 years                 .550%
    From 7 years to less than 10 years                .600%
    From 10 years to less than 15 years               .625%
    From 15 years to less than 20 years               .700%
    From 20 years up to and including 30 years        .750%


         Unless otherwise specified in the applicable Terms
    Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above.

    Address for Notice to you:
    -------------------------

         Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048, Attention of the Medium-Term Note Department.

         Notices to Merrill Lynch & Co., Merrill Lynch, Pierce,
    Fenner & Smith Incorporated shall be directed to it at North
    Tower (23rd Floor), World Financial Center, New York, New York 10281-1323, Attention of MTN Product Management.


                                Schedule I, Page 1

                                                            EXHIBIT A



                                   CORPORATION

                    Medium-Term Note Administrative Procedures
                    ------------------------------------------
                                  April 21, 1994
                                 ---------------


         The Medium-Term Notes, Series C, Due from Nine Months to Thirty Years from Date of Issue (the "Notes") of Telephone and Data Systems, Inc. (the "Company") are to be offered on a continuing basis. Salomon Brothers Inc and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agents (each an "Agent"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement between the Company and the Agents dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under the Indenture dated as of February 1, 1991 (the "Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee").

         The Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

         Each Note will be represented by either a Global Security (as defined hereinafter) delivered to Harris Trust and Savings Bank ("HTSB"), as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

         The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained below.
    Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those

                                Exhibit A, Page 1
    persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

         Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement shall control. References to Chicago time are for convenience only and in the event of a discrepancy between New York City time and Chicago time, New York City time shall control.

                                      PART I

                          Administrative Procedures for
                          -----------------------------
                                 Book-Entry Notes
                                 ----------------

         In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, HTSB will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and HTSB to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between HTSB and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

    Issuance:        On any date of settlement (as defined under
    --------         "Settlement" below) for one or more Book-Entry
                     Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to $150,000,000 principal amount of all such Book-
                     Entry Notes that have the same original issue date, original issue discount provisions, if any, Interest Payment Dates, Regular Record
                     Dates, Interest Payment Period, redemption and repayment provisions, if any, Maturity Date, and, in the case of Fixed Rate Notes, interest

                                Exhibit A, Page 2
                     rate, or, in the case of Floating Rate Notes, initial interest rate, Base Rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier, if any, minimum interest rate, if any, and maximum interest rate, if any (collectively, the "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an original issue date, which will be (i) with respect to an original Global Security (or any portion thereof), the original issue date specified in such Global Security and (ii) following a consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global Security. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note.

    Identification   The Company has arranged with the CUSIP Service
    --------------
    Numbers:         Bureau of Standard & Poor's Corporation (the
    --------
                     "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry
                     Notes and book-entry medium-term notes issued by the Company with other series designations.
                     HTSB, the Company and DTC have obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers. The Company will assign
                     CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. HTSB will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities.
                     Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to HTSB and DTC.

    Registration:    Global Securities will be issued only in fully
    ------------     registered form without coupons.  Each Global
                     Security will be registered in the name of CEDE

                                Exhibit A, Page 3

                     & CO., as nominee for DTC, on the securities register for the Notes maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

    Transfers:       Transfers of a Book-Entry Note will be
    ---------        accomplished by book entries made by DTC and, in
                     turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

    Exchanges:       HTSB may deliver to DTC and the CUSIP Service
    ---------        Bureau at any time a written notice of
                     consolidation (a copy of which shall be attached to the resulting Global Security described below) specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date or (B) Floating Rate Book-
                     Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global
                     Securities shall be exchanged for a single replacement Global Security and (iii) a new
                     CUSIP number, obtained from the Company, to be assigned to such replacement Global Security.
                     Upon receipt of such a notice, DTC will send to its participants (including HTSB) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, HTSB will deliver to

                                Exhibit A, Page 4
                     the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the HTSB will exchange such Global Securities for a single Global Security bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $150,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $150,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

    Maturities:      Each Book-Entry Note will mature on a date not
    ----------       less than nine months nor more than thirty years
                     after the settlement date for such Note.

    Denominations:   Book-Entry Notes will be issued in principal
    -------------    amounts of $1,000 or any amount in excess
                     thereof that is an integral multiple of $1,000.
                     Global Securities will be denominated in principal amounts not in excess of $150,000,000.
                     If one or more Book-Entry Notes having an aggregate principal amount in excess of $150,000,000 would, but for the preceding sentence, be represented by a single Global
                     Security, then one Global Security will be authenticated and issued to represent each $150,000,000 principal amount of such Book-Entry
                     Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-
                     Entry Note or Notes. In such a case, each of the Global Securities representing such Book-
                     Entry Note or Notes shall be assigned the same
                     CUSIP number.

    Interest:        General.  Interest, if any, on each Book-Entry
    --------         -------
                     Note will accrue from the original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global


                                Exhibit A, Page 5

                     Security representing such Book-Entry Note, and will be calculated and paid in the manner described in such Book-Entry Note and in the Prospectus (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Floating Rate Book-Entry Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Regular Record Date immediately preceding the Interest Payment Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate Book-Entry Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month). Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate (daily or weekly) bond report published by Standard & Poor's Corporation.

                     Regular Record Dates.  The Regular Record Date
                     --------------------
                     with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (whether or not a Business Day).

                     Interest Payment Dates on Fixed Rate Book-Entry
                     -----------------------------------------------
                     Notes.  Unless otherwise specified pursuant to
                     -----
                     Settlement Procedure "A" below, interest
                     payments on Fixed Rate Book-Entry Notes will be made semiannually on January 15 and July 15 of each year and at Maturity; provided, however,
                                                -----------------
                     that if an Interest Payment Date for a Fixed
                     Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; provided
                                                           --------
                     further, that in the case of a Fixed Rate Book-
                     -------
                     Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest


                                Exhibit A, Page 6
                     payment will be made on the Interest Payment
                     Date following the next succeeding Regular
                     Record Date.

                     Interest Payment Dates on Floating Rate Book-
                     ---------------------------------------------
                     Entry Notes.  Interest payments will be made on
                     -----------
                     Floating Rate Book-Entry Notes monthly,
                     quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest
                            -----------------
                     Payment Date for a Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Note, except in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided
                                                             --------
                     further, that in the case of a Floating Rate
                     -------
                     Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                     Notice of Interest Payment and Regular Record
                     ---------------------------------------------
                     Dates.  On the first Business Day of January,
                     -----
                     April, July and October of each year, HTSB will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, HTSB, as Calculation Agent, will notify Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

                                Exhibit A, Page 7

    Calculation of   Fixed Rate Book-Entry Notes.  Interest on Fixed
    ---------------------------------------------
    Interest:        Rate Book-Entry Notes (including interest for
    ---------
                     partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                     Floating Rate Book-Entry Notes.  Interest rates
                     ------------------------------
                     on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Book-Entry Note for which the Base Rate is Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

    Payments of      Payment of Interest Only.  Promptly after each
    -----------------------------------------
    Principal and    Regular Record Date, HTSB will deliver to the
    -------------
    Interest:        Company and DTC a written notice setting forth,
    --------
                     by CUSIP number, the amount of interest to be paid on each Global Security on the following
                     Interest Payment Date (other than an Interest
                     Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Corporation. The
                     Company will pay to HTSB, as paying agent, the total amount of interest due on such Interest
                     Payment Date (other than at Maturity), and HTSB will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment". If any Interest Payment Date for a
                     Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                     Payments at Maturity.  On or about the first
                     --------------------
                     Business Day of each month, HTSB will deliver to the Company, DTC and the Trustee a written list of principal and interest to be paid on each Global Security maturing (on a Maturity or Redemption Date or otherwise) in the following month. HTSB, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security.

                                Exhibit A, Page 8

                     On or before Maturity, the Company will pay to HTSB, as paying agent, the principal amount of such Global Security, together with interest due at such Maturity. HTSB will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company.
                     On the first Business Day of each month, HTSB will deliver to the Trustee a written statement indicating the total principal amount of Outstanding Global Securities as of the immediately preceding Business Day. If the Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity.

                     Manner of Payment.  The total amount of any
                     -----------------
                     principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to HTSB in immediately available funds no later than 10:30 A.M. (New York City time) (9:30 A.M. Chicago time) on such date. The Company will make such payment on such Global Securities by instructing HTSB to withdraw funds from an account maintained by the Company at HTSB or by wire transfer to HTSB. The Company will confirm any such instructions in writing to HTSB. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, HTSB will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with


                                Exhibit A, Page 9
                     existing arrangements between HTSB and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent), the Trustee or HTSB shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                     Withholding Taxes.  The amount of any taxes
                     -----------------
                     required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.


    Procedures upon  Company  Notice  to  Trustee  Regarding
    --------------------------------------------------------
    Company's        Exercise of Optional Redemption.  At least
    ------------------------------------------------
    Exercise of      45 days prior to the date on which it intends to
    -----------
    Optional         redeem a Book-Entry Note, the Company will
    --------
    Redemption       notify the Trustee that it is exercising such
    ----------
                     option with respect to such Book-Entry Note on such date.

                     Trustee Notice to DTC Regarding Company's
                     -----------------------------------------
                     Exercise of Optional Redemption.  After receipt
                     -------------------------------
                     of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee will, at least 30 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                     Deposit of Redemption Price.  On or before any
                     ---------------------------
                     redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof which are to be repaid on such redemption date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

                                Exhibit A, Page 10

    Payments of      Trustee Notice to Company of Option to be
    -----------
    Principal and    Repaid.  Upon receipt of notice of
    -------------
    and Interest     exercise of the option for repayment and
    ------------
    Upon Exercise    the Global Securities representing the
    -------------
    of Optional      Book-Entry Notes so to be repaid as set
    -----------
    Repayment        forth in such Notes, the Trustee shall
    ---------
                     (unless such notice was received pursuant to the Company's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional
                     Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such Optional
                     Repayment Date.

                     Deposit of Repayment Price.  On or prior to any
                     --------------------------
                     Optional Repayment Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.


    Procedure for    The Company and the Agents will discuss from
    -------------
    Rate Setting and time to time the aggregate principal amount of,
    ----------------
    Posting:         the issuance price of, and the interest rates to
    -------
                     be borne by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

    Acceptance and   Unless otherwise instructed by the Company, each
    --------------
    Rejection of     Agent will advise the Company promptly by
    ------------
    Orders:          telephone of all orders to purchase Book-Entry
    ------
                     Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.


                                Exhibit A, Page 11

    Preparation of   If any order to purchase a Book-Entry Note is
    --------------
    Pricing          accepted by or on behalf of the Company, the
    -------
    Supplement:      Company will prepare a pricing supplement (a
    ----------
                     "Pricing Supplement") reflecting the terms of such Book-Entry Note and will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule
                     424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the "Presenting Agent"). The Presenting
                     Agent will cause a Prospectus and Pricing
                     Supplement to be delivered to the purchaser of such Book-Entry Note.

                     One copy of such filed document will be sent by telecopy or overnight express (for delivery not later than 11:00 A.M. on the Business Day next following the trade date) to Salomon Brothers Inc, 8800 Hidden River Parkway, Tampa, Florida 33637 facsimile: (813) 558-4123, Attention:
                     Enrique Castro; or Merrill Lynch & Co. at the following address: Tritech Services, #4 Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854, telecopy No. (201) 878-6530;
                     Attention: Nachman Kimerling, Final Prospectus Unit, as appropriate.

                     For record keeping purposes, one copy of each Pricing Supplement shall also be mailed or telecopied to Merrill Lynch & Co. at the following address: Product Management - MTNs, Merrill Lynch & Co., Merrill Lynch World Headquarters, World Financial Center, North Tower, 23rd Floor, New York, New York 10281-1323.

                     In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files), will be destroyed.

    Suspension of    Subject to the Company's representations,
    -------------
    Solicitation;    warranties and covenants contained in the Agency
    ------------
    Amendment or     Agreement, the Company may instruct the Agents
    ------------
    Supplement:      to suspend at any time, for any period of time
    ----------       or permanently, the solicitation of orders to


                                Exhibit A, Page 12
                     purchase Book-Entry Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                     In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents, the Trustee and HTSB whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                     If the Company decides to amend or supplement the Registration Statement (as defined in the Agency Agreement) or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents, the Trustee and HTSB with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

    Procedures For   When the Company has determined to change the
    --------------
    Rate Changes:    interest rates of Book-Entry Notes being
    ------------
                     offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone the Company with recommendations as to the changed interest rates. At such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders.
                     Until such time only "indications of interest" may be recorded. Within two Business Days after any sale of Book-Entry Notes, the Company will

                                Exhibit A, Page 13
                     file with the Securities and Exchange Commission a Pricing Supplement to the Prospectus relating to such Book-Entry Notes that reflects the applicable interest rates and other terms and will deliver copies of such Pricing Supplement to the Agents.

    Delivery of      A copy of the Prospectus and a Pricing
    -----------
    Prospectus:      Supplement relating to a Book-Entry Note must
    ----------
                     accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-
                     Entry Notes is received by the Agents between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                     Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or
                     Supplement" above, the Presenting Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-Entry
                     Note sold by it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than an Agent).

    Confirmation:    For each order to purchase a Book-Entry Note
    -------------
                     solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

    Settlement:      The receipt by the Company of immediately
    ----------
                     available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Book-Entry
                     Note shall constitute "settlement" with respect to such Book-Entry Note. All orders accepted by the Company will be settled on the fifth
                     Business Day following the date of sale of such Book-Entry Note pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next
                     Business Day following the date of sale.


                                Exhibit A, Page 14

    Settlement       Settlement Procedures with regard to
    ----------
    Procedures:      each Book-Entry Note sold by the Company through
    ----------
                     any Agent, as agent, shall be as follows:

                     A.    The Presenting Agent will advise the
                           Company by telephone of the following
                           settlement information:

                           1.   Principal amount.

                           2.   Maturity Date.

                           3.   In the case of a Fixed Rate Book-
                                Entry Note, the interest rate or, in
                                the case of a Floating Rate Book-
                                Entry Note, the Base Rate, initial
                                interest rate (if known at such
                                time), Index Maturity, Interest Reset
                                Period, Interest Reset Dates, Spread
                                or Spread Multiplier (if any),
                                minimum interest rate (if any) and
                                maximum interest rate (if any).

                           4.   Interest Payment Dates and the
                                Interest Payment Period.

                           5.   Redemption and repayment provisions,
                                if any.

                           6.   Settlement date.

                           7.   Price.

                           8.   Presenting Agent's commission,
                                determined as provided in Section 2
                                of the Agency Agreement.

                           9.   Whether such Book-Entry Note is
                                issued at an original issue discount
                                and, if so, the total amount of OID,
                                the yield to maturity and the initial
                                accrual period OID.

                     B. The Company will assign a CUSIP number to the Global Security representing such Book-Entry Note and then advise HTSB by telephone (confirmed in writing at any time on the same date) or electronic transmission of the information set forth in Settlement Procedure "A" above, such CUSIP number and the name of the Presenting Agent. The Company will also


                                Exhibit A, Page 15
                           notify the Presenting Agent by telephone of such CUSIP number as soon as practicable.

                     C. HTSB will enter a pending deposit message through DTC's Participant Terminal System providing the following settlement information to DTC (which shall route such information to Standard & Poor's Corporation), the Presenting Agent and, upon request, the Trustee:

                           1.   The information set forth in
                                Settlement Procedure "A".

                           2.   Identification as a Fixed Rate Book-
                                Entry Note or a Floating Rate Book-
                                Entry Note.

                           3.   Initial Interest Payment Date for
                                such Book-Entry Note, number of days
                                by which such date succeeds the
                                related Regular Record Date and
                                amount of interest payable on such
                                Interest Payment Date.

                           4.   The Interest Payment Period.

                           5.   CUSIP number of the Global Security
                                representing such Book-Entry Note.

                           6.   Whether such Global Security will
                                represent any other Book-Entry Note
                                (to the extent known at such time).

                     D. To the extent the Company has not already done so, the Company will deliver to the Trustee a Global Security in a form that has been approved by the Company, the Agents and the Trustee.

                     E. The Trustee will complete such Book-Entry Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security representing such Book-Entry Note.

                     F. DTC will credit such Book-Entry Note to HTSB's participant account at DTC.


                                Exhibit A, Page 16

                     G.    HTSB will enter an SDFS deliver order
                           through DTC's Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to HTSB's participant account and credit such Book-Entry Note to the Presenting Agent's participant account and
                           (ii) debit the Presenting Agent's
                           settlement account and credit HTSB's
                           settlement account for an amount equal to the price of such Book-Entry Note less the Presenting Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by HTSB to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) HTSB is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between HTSB and DTC.

                     H. The Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to the Presenting Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and
                           (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the price of such Book-Entry Note.

                     I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                     J. HTSB will, upon receipt of funds from the Presenting Agent in accordance with Settlement Procedure "G", wire transfer to account No. 23-2333-3, LaSalle National Bank, Chicago, Illinois, funds available for immediate use in the amount transferred to HTSB in accordance with Settlement Procedure "G".

                     K.    The Presenting Agent will confirm the
                           purchase of such Book-Entry Note to the
                           purchaser either by transmitting to the


                                Exhibit A, Page 17

                           Participants with respect to such
                           Book-Entry Note a confirmation order or
                           orders through DTC's institutional
                           delivery system or by mailing a written
                           confirmation to such purchaser.

    Settlement       For orders of Book-Entry Notes solicited
    ----------
    Procedures       by any Agent and accepted by the Company
    ----------
    Timetable:       for settlement on the first Business Day after
    ---------
                     the sale date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                         Settlement
                         Procedure                 Time
                         ----------                -----

                             A        11:00 A.M. on the sale date
                                     (10:00 A.M. Chicago time)

                             B        12:00 Noon on the sale date
                                     (11:00 A.M. Chicago time)

                             C        2:00 P.M. on the sale date
                                     (1:00 P.M. Chicago time)

                             D        3:00 P.M. on the day before
                                     settlement (2:00 P.M. Chicago
                                     time)

                             E        9:00 A.M. on settlement date
                                     (8:00 A.M. Chicago time)

                             F       10:00 A.M. on settlement date
                                     (9:00 A.M. Chicago time)

                             G-H      2:00 P.M. on settlement date
                                     (1:00 P.M. Chicago time)

                             I        4:45 P.M. on settlement date
                                     (3:45 P.M. Chicago time)

                             J-K      5:00 P.M. on settlement date
                                     (4:00 P.M. Chicago time)

                         If a sale is to be settled more than one
                         Business Day after the sale date, Settlement
                         Procedures "A", "B" and "C" shall be
                         completed as soon as practicable but no
                         later than 11:00 A.M. and 12:00 Noon on the first Business Day after the sale date and no later than 2:00 P.M. on the Business Day


                                Exhibit A, Page 18
                         before the settlement date, respectively.
                         If the initial interest rate for a Floating
                         Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M. (New York City time) (11:00 A.M. and 1:00 P.M., respectively, Chicago time), respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                         If settlement of a Book-Entry Note is
                         rescheduled or canceled, HTSB will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. (New York City time) (1:00 P.M. Chicago time) on the Business Day immediately preceding the scheduled settlement date.

    Failure to Settle:   If HTSB fails to enter an SDFS deliver order
    -----------------
                         with respect to a Book-Entry Note pursuant to Settlement Procedure "G", HTSB may deliver to DTC, through DTC's Participant
                         Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Note to HTSB's participant account. DTC will process the withdrawal message, provided that HTSB's participant account contains a principal amount of the Global Security representing such Book-Entry
                         Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global


                                Exhibit A, Page 19

                         Security, the Trustee will cancel such
                         Global Security in accordance with the
                         Indenture and so advise the Company and
                         HTSB, and HTSB will make appropriate entries in its records. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, HTSB will exchange such Book-Entry Note for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                         If the purchase price for any Book-Entry
                         Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, HTSB will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or HTSB, as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

                         Notwithstanding the foregoing, upon any
                         failure to settle with respect to a
                         Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                         In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, HTSB will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

    Trustees and HTSB    Nothing herein shall be deemed to require
    -----------------


                                Exhibit A, Page 20

    Not to Risk Funds:   the Trustee or HTSB to risk or expend its
    -----------------
                         own funds in connection with any payment to the Company, DTC, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee or HTSB to the Company, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee or HTSB for such purpose.

    Authenticity of      The Company will cause the Trustee to
    ---------------
    Signatures:          furnish HTSB and the Agents from time to
    ----------
                         time with the specimen signatures of each of the Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Book-Entry Notes, but neither
                         HTSB nor any Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Book-
                         Entry Note.

    Payment of           Each Agent shall forward to the Company, on
    ----------
    Expenses:            a monthly basis, a statement of the
    --------
                         out-of-pocket expenses (including without limitation advertising expenses) incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement, to the extent such expenses have been authorized by the Company. The Company will remit payment to the Agents currently on a monthly basis.

    Advertising          The Company will determine with the Agents
    -----------
    Costs:               the amount of advertising that may be
    -----
                         appropriate in soliciting offers to purchase the Book-Entry Notes. Advertising expenses will be paid by the Company.

    Periodic Statements  Periodically, HTSB will send to the Company
    -------------------
    from HTSB:           a statement setting forth the principal
    ---------
                         amount of Book-Entry Notes Outstanding as of that date and setting forth a brief description of any sales of Book-Entry Notes which the Company has advised HTSB but which have not yet been settled.

                                 PART II
                 Administrative Procedures for Certificated Notes
                 ------------------------------------------------

                                Exhibit A, Page 21

                   HTSB will serve as registrar and transfer agent in connection with the Certificated Notes.

    Issuance:            Each Certificated Note will be dated and
    --------
                         issued as of the date of its authentication by the Trustee. Each Certificated Note will bear an Original Issue Date, which will be
                         (i) with respect to an original Certificated
                         Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated
                         Note, the Original Issue Date of the
                         predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

    Registration:        Certificated Notes will be issued only in
    ------------
                         fully registered form without coupons.

    Transfers and        A Certificated Note may be presented for
    -------------
    for Exchanges:       transfer or exchange at the principal
    -------------
                         corporate trust office in the City of New
                         York of [HTSB]. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

    Maturities:          Each Certificated Note will mature on a date
    ----------
                         not less than nine months nor more than
                         thirty years after the settlement date for such Note.

    Denominations:       The denomination of any Certificated Note
    -------------
                         denominated in U.S. dollars will be a
                         minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of
                         Certificated Notes denominated in any other currency will be specified pursuant to "Settlement Procedures" below.

    Interest:            General.  Interest, if any, on each
    --------             -------
                         Certificated Note will accrue from the
                         original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent

                                Exhibit A, Page 22
                         interest period, and will be calculated and paid in the manner described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to and including the Regular Record Date immediately preceding the Interest Payment Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

                         Regular Record Dates.  The Regular Record
                         ---------------------
                         Dates with respect to any Interest Payment
                         Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (whether or not a Business Day).

                         Fixed Rate Certificated Notes.  Unless
                         ------------------------------
                         otherwise specified pursuant to Settlement
                         Procedure "A" below, interest payments on
                         Fixed Rate Certificated Notes will be made
                         semiannually on January 15 and July 15 of
                         each year and at Maturity; provided,
                                                    --------
                         however, that if any Interest Payment Date
                         -------
                         for a Fixed Rate Certificated Note is not a
                         Business Day, the payment due on such day
                         shall be made on the next succeeding
                         Business Day and no interest shall accrue on
                         such payment for the period from and after
                         such Interest Payment Date; provided
                                                     --------
                         further, that in the case of a Fixed Rate
                         -------
                         Certificated Note issued between a Regular
                         Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                         Floating Rate Certificated Notes.  Interest
                         --------------------------------
                         payments will be made on Floating Rate
                         Certificated Notes monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Certificated Notes with a monthly Interest

                                Exhibit A, Page 23

                         Payment Period, on the third Wednesday of
                         each month; with a quarterly Interest
                         Payment Period, on the third Wednesday of
                         March, June, September and December of each
                         year; with a semi-annual Interest Payment
                         Period, on the third Wednesday of the two
                         months specified pursuant to Settlement
                         Procedure "A" below; and with an annual
                         Interest Payment Period, on the third
                         Wednesday of the month specified pursuant to
                         Settlement Procedure "A" below; provided,
                                                         --------
                         however, that if an Interest Payment Date
                         -------
                         for a Floating Rate Certificated Note would
                         otherwise be a day that is not a Business
                         Day with respect to such Floating Rate
                         Certificated Note, such Interest Payment
                         Date will be the next succeeding Business
                         Day with respect to such Floating Rate
                         Certificated Note, except in the case of a
                         Floating Rate Certificated Note for which
                         the Base Rate is LIBOR, if such Business Day
                         is in the next succeeding calendar month,
                         such Interest Payment Date will be the
                         immediately preceding Business Day; and
                         provided further, that in the case of a
                         ----------------
                         Floating Rate Certificated Note issued
                         between a Regular Record Date and an
                         interest Payment Date, the first interest payment date will be made on the Interest Payment Date following the next succeeding Regular Record Date.

    Calculation of       Fixed Rate Certificated Note.
    --------------       -----------------------------
    Interest:            Interest on Fixed Rate Certificated Notes
    --------
                         (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                         Floating Rate Certificated Notes.  Interest
                         --------------------------------
                         rates on Floating Rate Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

    Payments of          HTSB will pay the principal amount of
    -----------

                                Exhibit A, Page 24

    Principal and        each Certificated Note at Maturity upon
    -------------
    Interest:            presentation of such Certificated Note to
    --------
                         HTSB.  Such payment, together with payment
                         of interest due at Maturity of such
                         Certificated Note, will be made in funds
                         available for immediate use by HTSB and in
                         turn by the Holder of such Certificated
                         Note.  Certificated Notes presented to HTSB
                         at Maturity for payment will be canceled by
                         the Trustee in accordance with the
                         Indenture.  All interest payments on a
                         Certificate Note (other than interest due at
                         Maturity) will be made by check drawn on
                         HTSB (or another Person appointed by HTSB)
                         and mailed by HTSB to the Person entitled
                         thereto as provided in such Note and the
                         Indenture; provided, however, that the
                                    -----------------
                         holder of $10,000,000 (or the equivalent
                         thereof in other currencies) or more of
                         Certificated Notes with similar tenor and terms will be entitled to receive payment by wire transfer in U.S. dollars. Following each Regular Record Date and Special Record
                         Date, HTSB will furnish the Company and the Trustee with a list of interest payments to be made on the following Interest Payment
                         Date for each Certificated Note and in total for all Certificated Notes. Interest at Maturity will be payable to the Person to whom the payment of principal is payable.
                         HTSB will provide monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing (on a Maturity or Redemption Date or otherwise)in the next month.

                         HTSB will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                         If any interest Payment Date for or the
                         Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the cause may be.

    Procedures upon      Company Notice to Trustee Regarding
    --------------------------------------------------------
    Company's Exercise   Exercise of Optional Redemption.  At least
    ----------------------------------------------------


                                Exhibit A, Page 25
    of Optional          45 days prior to the date on which it
    -----------
    Redemption           intends to redeem a Certificated Note, the
    ----------
                         Company will notify the Trustee that it is exercising such option with respect to such Certificated Note on such date.

                         Trustee Notice to Holders Regarding
                         -----------------------------------
                         Company's Exercise of Optional Redemption.
                         -----------------------------------------
                         After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee will, at least 30 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

                         Deposit of Redemption Price.  On or before
                         ---------------------------
                         any redemption date, the Company shall
                         deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Certificated Notes or portions thereof and which are to be repaid on such redemption date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

    Payments of          Trustee Notice to Company of Option to be
    --------------------------------------------------------------
    Principal and        Repaid.  Upon receipt of notice of
    ---------------------------
    Interest Upon        exercise of the option for repayment and
    -------------
    Exercise of          the Global Securities representing the
    -----------
    Optional Repayment   Certificated Notes so to be repaid as set
    ------------------
                         forth in such Notes, the Trustee shall
                         (unless such notice was received pursuant to the Company's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.

                         Deposit of Repayment Price.  On or prior to
                         --------------------------
                         any Optional Repayment Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest


                                Exhibit A, Page 26
                         thereon to such date, of all the
                         Certificated Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

    Procedure for Rate   The Company and the Agents will discuss from
    ------------------
    Setting and          time to time the aggregate principal amount
    -----------
    Posting:             of, the issuance price of, and the interest
    -------
                         rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

    Acceptance and       Unless otherwise instructed by the
    --------------
    Rejection of Orders: Company, each Agent will advise the Company
    --------------------
                         promptly by telephone of all orders to
                         purchase Certificated Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part.

    Preparation of       If any order to purchase a Certificated
    --------------
    Pricing              Note is accepted by or on behalf of the
    -------
    Supplement:          Company, the Company will prepare a pricing
    -----------
                         supplement (a "Pricing Supplement")
                         reflecting the terms of such Certified Note and will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the "Presenting Agent"). The
                         Presenting Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Certificated Note.

                         One copy of such filed document will be sent by telecopy or overnight express (for

                                Exhibit A, Page 27
                         delivery not later than 11:00 A.M. on the Business Day next following the trade date) to Salomon Brothers Inc, 8800 Hidden River Parkway, Tampa, Florida 33637 facsimile:
                         (813) 558-4123, Attention:  Enrique Castro;
                         or Merrill Lynch & Co. at the following
                         address:  Tritech Services, #4 Corporate
                         Place, Corporate Park 287, Piscataway, New
                         Jersey 08854, telecopy No. (201) 878-6530;
                         Attention:  Nachman Kimerling, Final
                         Prospectus Unit, as appropriate.

                         For record keeping purposes, one copy of each Pricing Supplement shall also be mailed or telecopied to Merrill Lynch & Co., at the following address: Product Management - MTNs, Merrill Lynch & Co., Merrill Lynch World Headquarters, World Financial Center, North Tower, 23rd Floor, New York, New York 10281-1323.

                         In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files), will be destroyed.

    Suspension of        Subject to the Company's representations,
    -------------
    Solicitation         warranties and covenants contained in the
    ------------
    Amendment or         Agency Agreement, the Company may instruct
    ------------
    Supplement:          the Agents to suspend at any time for any
    -----------
                         period of time or permanently, the
                         solicitation of orders to purchase
                         Certificated Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                         In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents, the Trustee and HTSB whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and


                                Exhibit A, Page 28
                         for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                         If the Company decides to amend or
                         supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents, the Trustee and HTSB with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

    Procedure for        When the Company has determined to change
    -------------
    Rate Changes:        the interest rates of Certificated Notes
    -------------
                         being offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone the Company with recommendations as to the changed interest rates. At such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only "indications of interest" may be recorded. Within two business days after any sale of Notes, the Company will file with the Securities and Exchange Commission a Pricing Supplement to the Prospectus relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such Pricing
                         Supplement to the Agents.

    Delivery of          A copy of the Prospectus and a Pricing
    -----------
    Prospectus:          Supplement relating to a Certificated Note
    -----------
                         must accompany or precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. If notice of a change in the terms of the

                                Exhibit A, Page 29

                         Certificated Notes is received by the Agents between the time an order for a Certificated
                         Note is placed and the time written
                         confirmation thereof is sent by the
                         Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or Supplement" above, the Presenting Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it. The Company will make such delivery if such Certificated Note is sold directly by the Company to a purchaser (other than any Agent).

    Confirmation:        For each order to purchase a Certificated
    -------------
                         Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting
                         Agent will issue a confirmation to the
                         purchaser, with a copy to the Company,
                         setting forth the details set forth above and delivery and payment instructions.

    Settlement:          The receipt by the Company of immediately
    ----------
                         available funds in exchange for an
                         authenticated Certificated Note delivered to the Presenting Agent and the Presenting
                         Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute "settlement".
                         All orders accepted by the Company will be settled on the fifth Business Day following the date of sale pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

    Settlement           Settlement Procedures with regard to each
    ----------
    Procedures:          Certificated Note sold by the Company
    -----------
                         through any Agent, as agent, shall be as follows:

                          A.   The Presenting Agent will advise the
                               Company by telephone of the following
                               settlement information:


                                Exhibit A, Page 30

                                1.  Name in which such Certificated
                                    Note is to be registered
                                    ("Registered Owner").

                                2.  Address of the Registered Owner
                                    and address for payment of
                                    principal and interest.

                                3.  Taxpayer identification number of
                                    the Registered Owner (if
                                    available).

                                4.  Principal amount.

                                5.  Maturity Date.

                                6.  In the case of a Fixed Rate
                                    Certificated Note, the interest
                                    rate or, in the case of a
                                    Floating Rate Certificated Note,
                                    the initial interest rate (if
                                    known at such time), Base Rate,
                                    Index Maturity, Interest Reset
                                    Period, Interest Reset Dates,
                                    Spread or Spread Multiplier (if
                                    any), minimum interest rate (if
                                    any) and maximum interest rate
                                    (if any).

                                7.  Interest Payment Dates and the
                                    Interest Payment Period.

                                8.  Specified Currency and whether
                                    the option to elect payment in a
                                    Specified Currency applies and if
                                    the Specified Currency is not
                                    U.S. dollars, the authorized
                                    denominations.

                                9.  Redemption and repayment
                                    provisions, if any.

                               10.  Settlement date.

                               11.  Price (including currency).

                               12.  Presenting Agent's commission,
                                    determined as provided in Section
                                    2 of the Agency Agreement.

                               13.  Whether such Certificated Note is
                                    issued at an original issue

                                Exhibit A, Page 31
                                    discount, and, if so, the total
                                    amount of OID, the yield to
                                    maturity and the initial accrual
                                    period OID.

                          B.   The Company will advise HTSB by
                               telephone (confirmed in writing at any
                               time on the sale date) or electronic
                               transmission of the information set
                               forth in Settlement Procedure "A"
                               above and the name of the Presenting
                               Agent.

                          C.   The Company will deliver to HTSB a
                               pre-printed four-ply packet for such
                               Certificated Note, which packet will
                               contain the following documents in
                               forms that have been approved by
                               Company, the Agents and the Trustee:

                               1.   Certificated Note with customer
                                    confirmation.

                               2.   Stub One - For Trustee.

                               3.   Stub Two - For the Presenting
                                    Agent.

                               4.   Stub Three - For the Company.

                          D.   The Trustee will complete such
                               Certificated Note and will
                               authenticate such Certificated Note
                               and deliver it (with the confirmation)
                               and Stubs One and Two to the
                               Presenting Agent, and the Presenting
                               Agent will acknowledge receipt of the
                               Note by stamping or otherwise marking
                               Stub One and returning it to the
                               Trustee.  Such delivery will be made
                               only against such acknowledgment of
                               receipt and evidence that instructions
                               have been given by the Presenting
                               Agent for payment to account No. 23-
                               2333-3, LaSalle National Bank,
                               Chicago, Illinois, in funds available
                               for immediate use, of an amount equal
                               to the price of such Certificated Note
                               less the Presenting Agent's
                               Commission.  In the event that the
                               instructions given by the Presenting
                               Agent for payment to the account of


                                Exhibit A, Page 32
                               the Company are revoked, the Company
                               will as promptly as possible wire
                               transfer to the account of the
                               Presenting Agent an amount of
                               immediately available funds equal to
                               the amount of such payment made.

                          E.   The Presenting Agent will deliver such
                               Certificated Note (with the
                               confirmation) to the customer against
                               payment in immediately payable funds.
                               The Presenting Agent will obtain the
                               acknowledgement of receipt of such
                               Certificated Note by retaining Stub
                               Two.

                          F.   HTSB will send Stub Three to the
                               Company by first-class mail.


    Settlement            For orders of Certificated Notes solicited
    ----------
    Procedures            by any Agent, as agent, and accepted by the
    ----------
    Timetable:            Company, Settlement Procedures "A" through
    ---------
                          "F" set forth above shall be completed on or before the respective times (New York
                          City time) set forth below:

                          Settlement
                          Procedure               Time
                          ----------              ----

                              A          2:00 P.M. on the day
                                         before settlement (1:00 P.M.
                                         Chicago time)

                             B-C         3:00 P.M. on the day
                                         before settlement (2:00 P.M.
                                         Chicago Time)

                              D          2:15 P.M. on settlement date
                                         (1:15 P.M. Chicago time)

                              E          3:00 P.M. on settlement date
                                         (2:00 P.M. Chicago time)

                              F          5:00 P.M. on settlement date
                                         (4:00 P.M. Chicago time)


    Failure to            If a purchaser fails to accept delivery of
    ----------
    Settle:               and make payment for any Certificated Note,
    -------
                          the Presenting Agent will notify the
                          Company and HTSB by telephone and return


                                Exhibit A, Page 33
                          such Certificated Note to the Trustee.
                          Upon receipt of such notice, the Company will immediately wire transfer to the account of the Presenting Agent an amount equal to the amount previously credited to the account of Company in respect of such Certificated Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or HTSB, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will cancel such Certificated Note in accordance with the Indenture and so advise the Company and HTSB, and HTSB will make appropriate entries in its records.

    Trustee and HTSB      Nothing herein shall be deemed to require
    ----------------
    Not to Risk Funds:    the Trustee or HTSB to risk or expend its
    -----------------
                          own funds in connection with any payment to the Company, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee or HTSB to the Company, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee or HTSB for such purpose.

    Authenticity of       The Company will cause the Trustee to
    ---------------
    Signatures:           furnish HTSB and the Agents from time to
    -----------
                          time with the specimen signatures of each of the Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Certificated Notes, but neither HTSB nor any Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated Note.

    Payment of            Each Agent shall forward to the Company,
    ----------

                                Exhibit A, Page 34

    Expenses:             on a monthly basis, a statement of the out-
    ---------
                          of-pocket expenses (including without
                          limitation advertising expenses) incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement, to the extent such expenses have been authorized by the Company. The Company will remit payment to the Agents currently on a monthly basis.

    Advertising Costs:    The Company will determine with the Agents
    ------------------
                          the amount of advertising that may be
                          appropriate in soliciting orders to
                          purchase the Certificated Notes.
                          Advertising expenses will be paid by the Company.

    Periodic Statements   Periodically, HTSB will send to the Company
    -------------------
    from HTSB:            a statement setting forth the principal
    ---------
                          amount of Certificated Notes Outstanding as of that date and setting forth a brief description of any sales of Certificated
                          Notes which the Company has advised HTSB but which have not yet been settled.







                                Exhibit A, Page 35

                                                            EXHIBIT B


                    Telephone and Data Systems, Inc.

                            Medium Term Notes

            Due from 9 Months to 30 Years from Date of Issue

                             TERMS AGREEMENT

                                                                , 199

    Telephone and Data Systems, Inc.
    30 North LaSalle Street
    Suite 4000
    Chicago, Illinois  60602

    Attention:  Treasurer

              Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated April 21, 1994, among Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and you, the undersigned agrees to purchase the following Notes of Telephone and Data Systems, Inc.:

    Aggregate Principal Amount:  $

    Interest Rate:

    Date of Maturity:

    Interest Payment Dates:

    Regular Record Dates:

    Discount:                     % of Principal Amount

    Purchase Price:               % of Principal Amount [plus
                                    accrued interest from
                                              , 199 ]

    Purchase Date and Time:

    Place for Delivery of Notes
    and Payment Therefor:

    Method of Payment:

    Modification, if any, in
    the requirements to



                                Exhibit B, Page 1
    deliver the documents
    specified in Section 6(b)
    of the Agreement,

    but in the event that no such
    period is specified, then during
    the period commencing with the
    date hereof and continuing for
    five business days thereafter:

              [The Purchaser shall have received, appropriately updated, [a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) of the Agreement (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement),] [the opinion of Sidley & Austin, counsel for the Company, dated as of the Closing Date, to the effect set forth in
    Section 5(b) of the Agreement,] [the opinion of Mayer, Brown & Platt, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(c) of the Agreement,] [and a letter of Arthur Andersen & Co., independent accountants for the Company, dated as of the Closing Date, to the effect set forth in
    Section 5(e) of the Agreement.]

              [The parties hereto agree that the Company will [not] bear the expense of the opinion of Mayer, Brown & Platt referred to above.]]

                                       [Purchaser]

                                       By:
                                          --------------------------------

    Accepted:

    TELEPHONE AND DATA SYSTEMS, INC.

    By:

         ----------------------------
         Title:







                                Exhibit B, Page 2
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